UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2016 (August 11, 2016)

TWINLAB CONSOLIDATED HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

2255 Glades Road, Suite 342W, Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 443-5301

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Midcap Funding X Trust

As previously reported by Twinlab Consolidated Holdings, Inc. (the “Company”) in the Company’s (i) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 28, 2015, (ii) Current Report on Form 8-K filed with the SEC on February 9, 2015, (iii) Current Report on Form 8-K filed with the SEC on May 6, 2015, (iv) Current Report on Form 8-K filed with the SEC on July 7, 2015, (v) Current Report on Form 8-K filed with the SEC on September 15, 2015, (vi) Current Report on Form 8-K filed with SEC on October 8, 2015, (vii) Current Report on Form 8-K filed with the SEC on February 3, 2016, and (viii) Current Report on Form 8-K filed with the SEC on April 11, 2016, the Company and its direct and indirect wholly owned subsidiaries, Twinlab Consolidation Corporation (“TCC”), Twinlab Holdings, Inc. (“THI”), Twinlab Corporation (“Twinlab”), ISI Brands Inc. (“ISI”), NutraScience Labs, Inc. (“NSL”), NutraScience Labs IP Corporation (“NSLIP”), Organic Holdings LLC (“Organic”), Reserve Life Organics, LLC (“Reserve”), Resvitale, LLC (“Resvitale”), Re-Body, LLC (“Re-Body”), Innovitamin Organics, LLC (“Innovitamin”), Organics Management LLC (“Organics Mgmt.”), Cocoawell, LLC (“Cocoawell”), Fembody, LLC (“Fembody”), Reserve Life Nutrition, L.L.C. (“Reserve Life”), Innovita Speciality Distribution, LLC (“Innovita”) and Joie Essance, LLC (“Joie” and with the Company, TCC, THI, Twinlab, ISI, NSL, NSLIP, Organic, Reserve, Resvitale, Re-Body, Innovitamin, Organics Mgmt., Cocoawell, Fembody, Reserve Life and Innovita, collectively, the “Twinlab Companies”), entered into a Credit and Security Agreement, dated January 22, 2015, with MidCap Financial Trust (“MidCap Trust”), with respect to which Credit and Security Agreement and all related agreements MidCap Trust immediately thereafter assigned all of its rights and interests to MidCap Funding X Trust (“MidCap”), an affiliate of MidCap Trust (as so assigned and subsequently amended by that certain Amendment No. 1 to Credit and Security Agreement and Limited Consent, dated as of February 4, 2015, that certain Amendment No. 2 to Credit Agreement and Limited Consent dated as of April 7, 2015, that certain Amendment No. 3 to Credit and Security Agreement and Limited Consent dated as of April 30, 2015, that certain Amendment No. 4 to Credit and Security Agreement and Limited Waiver dated as of June 30, 2015, that certain Amendment No. 5 to Credit and Security Agreement and Limited Consent, dated as of June 30, 2015, that certain Amendment No. 6 to Credit and Security Agreement, Limited Consent and Limited Waiver dated as of September 9, 2015, that certain Amendment No. 7 and Joinder Agreement to Credit and Security Agreement dated as of October 5, 2015, that certain Amendment No. 8 to Credit and Security Agreement dated as of January 28, 2016, and that certain Amendment No. 9, dated as of April 5, 2016, the “Credit Agreement”).

On August 11, 2016, the Twinlab Companies and MidCap entered into an Amendment No. 10 to Credit and Security Agreement (the “MidCap Tenth Amendment”). Pursuant to the MidCap Tenth Amendment several definitions were added to or revised within the Credit Agreement, including to reflect the Unsecured Delayed Draw Promissory Note issued by the Company in favor of Little Harbor, LLC, as previously reported by the Company in the Company’s Current Report on Form 8-K filed with the SEC on July 27, 2016, and, in addition, the financial covenants of the Credit Agreement were replaced in their entirety with the following financial covenants: (i) a Minimum Adjusted EBITDA covenant requiring that beginning with the quarter ended September 30, 2016, and until such time as the Company becomes subject to the Fixed Charge Coverage Ratio covenant described below, the Company shall not at any quarterly measurement period permit Adjusted EBITDA (as defined in the MidCap Tenth Amendment) to be less than the amount set forth for such measurement period in the MidCap Tenth Amendment; (ii) a Fixed Charge Coverage Ratio covenant requiring that the Company shall not, as of the end of any month, permit the Fixed Charge Coverage Ratio (as defined in the Credit Agreement) for the period of trailing twelve months most recently ended on or prior to such date to be less than 1.00x; provided that, until such time that the Fixed Charge Coverage Ratio for the period of trailing twelve months most recently ended on or prior to such date does exceed 1.00x for three consecutive monthly test dates, compliance with the Fixed Charge Coverage Ratio covenant shall not be required (and at such time as compliance with the Fixed Charge Coverage Ratio covenant is required, compliance with the Minimum Adjusted EBITDA covenant will no longer be required), and (iii) a Minimum Liquidity covenant requiring that commencing January 1, 2017, the Company shall, as of the end of any month, have Minimum Liquidity (as defined in the MidCap Tenth Amendment) for the test date during the applicable period equal to or in excess of the amount set forth in the MidCap Tenth Amendment for such applicable period. Pursuant to the MidCap Tenth Amendment, MidCap shall have the right at any time in its sole discretion to cause all or any portion of the Minimum Liquidity requirement to be effected as an immediate reserve against the Company’s Borrowing Base (as defined in the Credit Agreement).

The foregoing description of the MidCap Tenth Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

Penta Mezzanine SBIC Fund I, L.P.

As previously reported in the Company’s (i) Current Report on Form 8-K filed with the SEC on November 18, 2014, (ii) Current Report on Form 8-K filed with the SEC on January 28, 2015, (iii) Current Report on Form 8-K filed with the SEC on February 9, 2015, (iv) Current Report on Form 8-K filed with the SEC on May 6, 2015, (v) Current Report on Form 8-K filed with the SEC on July 7, 2015, (vi) Current Report on Form 8-K filed with the SEC on September 15, 2015, (vii) Current Report on Form 8-K filed with the SEC on October 8, 2015, (viii) Current Report on Form 8-K filed with the SEC on February 3, 2016, and (ix) Current Report on Form 8-K filed with the SEC on April 11, 2016, the Twinlab Companies entered into a Note and Warrant Purchase Agreement, dated as of November 13, 2014, as amended by that certain First Amendment to Note and Warrant Purchase Agreement, Consent and Joinder dated as of January 22, 2015, as further amended by that certain Second Amendment to Note and Warrant Purchase Agreement and Consent dated as of February 4, 2015, as further amended by that certain Third Amendment to Note and Warrant Purchase Agreement and Consent dated as of April 30, 2015, as further amended by that certain Fourth Amendment to Note and Warrant Purchase Agreement, Limited Consent and Limited Waiver dated as of June 30, 2015, as further amended by that certain Fifth Amendment to Note and Warrant Purchase Agreement and Limited Consent dated as of September 9, 2015, as further amended by that certain Sixth Amendment to Note and Warrant Purchase Agreement dated October 5, 2015, as further amended by that certain Joinder Agreement dated as of October 30, 2015, as further amended by that certain Seventh Amendment to Note and Warrant Purchase Agreement dated as of January 28, 2016, and as further amended by that certain Eighth Amendment to Note and Warrant Purchase Agreement dated April 5, 2016 (as so amended, the “Penta NWPA”), with Penta Mezzanine SBIC Fund I, L.P (“Penta”).

On August 11, 2016, the Twinlab Companies and Penta entered into a Ninth Amendment to Note and Warrant Purchase Agreement (the “Ninth Penta Amendment”). Pursuant to the Ninth Penta Amendment, several definitions were added to or revised within the Penta NWPA, including to reflect the Unsecured Delayed Draw Promissory Note issued by the Company in favor of Little Harbor, LLC, as previously reported by the Company in the Company’s Current Report on Form 8-K filed with the SEC on July 27, 2016, and, in addition, the financial covenants of the Penta NWPA were replaced in their entirety with the following financial covenants: (i) a Minimum Adjusted EBITDA covenant requiring that beginning with the quarter ended September 30, 2016, and until such time as the Company becomes subject to the Fixed Charge Coverage Ratio covenant described below, the Company shall not at any quarterly measurement period permit Adjusted EBITDA (as defined in the Ninth Penta Amendment) to be less than the amount set forth for such measurement period in the Ninth Penta Amendment; (ii) a Fixed Charge Coverage Ratio covenant requiring that the Company shall not, as of the end of any month, permit the Fixed Charge Coverage Ratio (as defined in the Penta NWPA) for the period of trailing twelve months most recently ended on or prior to such date to be less than 1.00x; provided that, until such time that the Fixed Charge Coverage Ratio for the period of trailing twelve months most recently ended on or prior to such date does exceed 1.00x for three consecutive monthly test dates, compliance with the Fixed Charge Coverage Ratio covenant shall not be required (and at such time as compliance with the Fixed Charge Coverage Ratio covenant is required, compliance with the Minimum Adjusted EBITDA covenant will no longer be required), and (iii) a Minimum Liquidity covenant requiring that commencing January 1, 2017, the Company shall, as of the end of any month, have Minimum Liquidity (as defined in the Ninth Penta Amendment) for the test date during the applicable period equal to or in excess of the amount set forth in the Ninth Penta Amendment for such applicable period.

The foregoing description of the Ninth Penta Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

JL-Mezz Utah, LLC

As previously reported in the Company’s (i) Current Report on Form 8-K filed with the SEC on January 28, 2015, (ii) Current Report on Form 8-K filed with the SEC on February 9, 2015, (iii) Current Report on Form 8-K filed with the SEC on May 6, 2015; (iv) Current Report on Form 8-K filed with the SEC on July 7, 2015, (v) Current Report on Form 8-K filed with the SEC on September 15, 2015, (vi) Current Report on Form 8-K filed with the SEC on October 8, 2015, (vii) Current Report on Form 8-K filed with the SEC on February 3, 2016, and (viii) Current Report on Form 8-K filed with the SEC on April 11, 2016, the Twinlab Companies entered into a Note and Warrant Purchase Agreement, dated as of January 22, 2015, as amended by that certain First Amendment to Note and Warrant Purchase Agreement and Consent dated as of February 4, 2015, as further amended by that certain Second Amendment to Note and Warrant Purchase Agreement and Consent dated as of April 30, 2015, as further amended by that certain Third Amendment to Note and Warrant Purchase Agreement, Limited Consent and Limited Waiver dated as of June 30, 2015, as further amended by that certain Fourth Amendment to Note and Warrant Purchase Agreement and Limited Consent dated as of September 9, 2015, as further amended by that certain Fifth Amendment to Note and Warrant Purchase Agreement dated as of October 5, 2015, as further amended by that certain Joinder Agreement dated as of November 10, 2015, as further amended by that that certain Limited Consent dated as of January 5, 2016, as further amended by that certain Sixth Amendment to Note and Warrant Purchase Agreement dated as of January 28, 2016, and as further amended by that certain Seventh Amendment to Note and Warrant Purchase Agreement dated as of April 5, 2016 (as so amended, the “JL NWPA”), with JL-Mezz Utah, LLC (f/k/a JL-BBNC Mezz Utah, LLC) (“JL”).

On August 11, 2016, the Twinlab Companies and JL entered into an Eighth Amendment to Note and Warrant Purchase Agreement (the “Eighth JL Amendment”). Pursuant to the Eighth JL Amendment, several definitions were added to or revised within the JL NWPA, including to reflect the Unsecured Delayed Draw Promissory Note issued by the Company in favor of Little Harbor, LLC, as previously reported by the Company in the Company’s Current Report on Form 8-K filed with the SEC on July 27, 2016, and, in addition, the financial covenants of the JL NWPA were replaced in their entirety with the following financial covenants: (i) a Minimum Adjusted EBITDA covenant requiring that beginning with the quarter ended September 30, 2016, and until such time as the Company becomes subject to the Fixed Charge Coverage Ratio covenant described below, the Company shall not at any quarterly measurement period permit Adjusted EBITDA (as defined in the Eighth JL Amendment) to be less than the amount set forth for such measurement period in the Eighth JL Amendment; (ii) a Fixed Charge Coverage Ratio covenant requiring that the Company shall not, as of the end of any month, permit the Fixed Charge Coverage Ratio (as defined in the JL NWPA) for the period of trailing twelve months most recently ended on or prior to such date to be less than 1.00x; provided that, until such time that the Fixed Charge Coverage Ratio for the period of trailing twelve months most recently ended on or prior to such date does exceed 1.00x for three consecutive monthly test dates, compliance with the Fixed Charge Coverage Ratio covenant shall not be required (and at such time as compliance with the Fixed Charge Coverage Ratio covenant is required, compliance with the Minimum Adjusted EBITDA covenant will no longer be required), and (iii) a Minimum Liquidity covenant requiring that commencing January 1, 2017, the Company shall, as of the end of any month, have Minimum Liquidity (as defined in the Eighth JL Amendment) for the test date during the applicable period equal to or in excess of the amount set forth in the Eighth JL Amendment for such applicable period.

The foregoing description of the Eighth JL Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.144	Amendment No. 10 to Credit and Security Agreement, dated as of August 11, 2016, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Specialty Distribution, LLC and Joie Essance, LLC and MidCap Funding X Trust.

Exhibit 10.145	Ninth Amendment to Note and Warrant Purchase Agreement, dated as of August 11, 2016, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Speciality Distribution, LLC, and Joie Essance, LLC and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.146	Eighth Amendment to Note and Warrant Purchase Agreement, dated as of August 11, 2016, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Speciality Distribution, LLC, and Joie Essance, LLC and JL-Mezz Utah LLC (f/k/a JL-BBNC Mezz Utah, LLC).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2016	TWINLAB CONSOLIDATED HOLDINGS, INC.

	By:	/s/ William E. Stevens
William E. Stevens
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.144	Amendment No. 10 to Credit and Security Agreement, dated as of April 5, 2016, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Specialty Distribution, LLC and Joie Essance, LLC and MidCap Funding X Trust.

Exhibit 10.145	Ninth Amendment to Note and Warrant Purchase Agreement, dated as of April 5, 2016, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Speciality Distribution, LLC, and Joie Essance, LLC and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.146	Eighth Amendment to Note and Warrant Purchase Agreement, dated as of April 5, 2016, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Speciality Distribution, LLC, and Joie Essance, LLC and JL-Mezz Utah LLC (f/k/a JL-BBNC Mezz Utah, LLC).